Exhibit 10.8

FIRST AMENDMENT TO

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This First Amendment to the Amended and Restated Employment Agreement (the "Amendment") dated effective as of October 9, 2021 (the "Execution Date"), is made and entered into by and between Farmland Partners Inc., a Maryland corporation (the “Farmland”), and Farmland Partners Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership” and, together with Farmland, the “Company”), each with its principal place of business at 4600 S. Syracuse Street, Suite 1450, Denver, CO 80237, and Luca Fabbri residing at the address on file with the Company (the “Employee”).

WHEREAS, Employee and the Company are parties to a Restated and Amended Employment Agreement dated as of December 13, 2018 (the “Agreement”);

WHEREAS, the Company and Employee now wish to amend Employee’s title in the Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Extension of Closing and Possession. Section 1(a) of the Agreement is amended by replacing “Chief Financial Officer” with “President.”

2.Reaffirmation. Except as expressly provided herein, the Parties hereby reaffirm each and every of the terms and conditions of the Agreement, all of which shall remain in full force and effect.

3.Counterparts. This Agreement may be executed and acknowledged in one or more Counterparts, and the individual signatures pages and associated acknowledgments may be attached to a single copy of this Agreement to create a single original document.

SIGNATURES APPEAR ON THE FOLLOWING PAGE THIS SPACE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first above written.

Farmland Partners Inc. By: /s/ Paul A. Pittman Name:Paul A. Pittman Title:Chief Executive Officer

Farmland Partners Operating Partnership, LP

By: Farmland Partners OP GP, LLC, its general partner

By: Farmland Partners Inc., its sole member

By: /s/   Paul A. Pittman

Name: Paul A. Pittman

Title: Chief Executive Officer

EMPLOYEE

/s/ Luca Fabbri

Luca Fabbri